8-K FILED JULY 27, 2016 SECOND QUARTER 2016 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward- looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2015, including under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

2 LabCorp Diagnostics The LabCorp Diagnostics segment includes historical LabCorp business units, excluding its Clinical Trials operations (which are part of the Covance Drug Development segment), and including the Nutritional Chemistry and Food Safety operations acquired as part of the Covance acquisition. Covance Drug Development The Covance Drug Development segment includes historical Covance business units, excluding its Nutritional Chemistry and Food Safety operations (which are part of the LabCorp Diagnostics segment), and including the LabCorp Clinical Trials operations. OPERATING SEGMENT OVERVIEW

3 SECOND QUARTER CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 2Q16 2Q15 % Change Net Revenue $2,382.0 $2,218.7 7.4% Adjusted Operating Income(2) (3) $426.7 $391.0 9.1% Adjusted Operating Margin 17.9% 17.6% 30 bps Adjusted EPS(2) (3) $2.31 $2.09 10.5% Operating Cash Flow $343.6 $396.7 (13.4%) Less: Capital Expenditures ($67.0) ($69.1) 3.0% Free Cash Flow $276.6 $327.6 (15.6%)

4 YEAR-TO-DATE CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 (4) Operating cash flow in the first quarter of 2015 is negatively impacted by $153.5 million of non-recurring items related to the Covance acquisition (5) Adjusted for $153.5 million of non-recurring items related to the Covance acquisition in the first quarter of 2015 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Six Months Six Months Ended 6/30/16 Ended 6/30/15 % Change Net Revenue $4,677.2 $3,991.0 17.2% Adjusted Operating Income(2) (3) $802.2 $693.2 15.7% Adjusted Operating Margin 17.2% 17.4% (20 bps) Adjusted EPS(2) (3) $4.33 $3.85 12.5% Operating Cash Flow(4) $466.6 $309.8 50.6% Less: Capital Expenditures ($138.4) ($102.9) (34.5%) Free Cash Flow $328.2 $206.9 58.6% Free Cash Flow, Excluding Acquisition-Related Charges(5) $328.2 $360.4 (8.9%)

5 SECOND QUARTER SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Adjusted Operating Income excludes amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 2Q16 2Q15 % Change Net Revenue LabCorp Diagnostics $1,659.7 $1,575.0 5.4% Covance Drug Development $722.4 $643.7 12.2% Total Net Revenue $2,382.0 $2,218.7 7.4% Adjusted Operating Income(2) (3) LabCorp Diagnostics $356.5 $337.0 5.8% Adjusted Operating Margin 21.5% 21.4% 10 bps Covance Drug Development $107.7 $89.9 19.8% Adjusted Operating Margin 14.9% 14.0% 90 bps Unallocated Corporate Expense ($37.5) ($35.9) (4.5%) Total Adjusted Operating Income $426.7 $391.0 9.1% Total Adjusted Operating Margin 17.9% 17.6% 30 bps

6 YEAR-TO-DATE PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Adjusted Operating Income excludes amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 13 – 16 Pro forma results assume that the acquisition of Covance closed on January 1, 2015 Six Months Six Months Ended 6/30/16 Ended 6/30/15 % Change Net Revenue LabCorp Diagnostics $3,250.3 $3,058.3 6.3% Covance Drug Development $1,425.5 $1,268.3 12.4% Total Net Revenue $4,675.6 $4,326.7 8.1% Adjusted Operating Income(2) (3) LabCorp Diagnostics $666.8 $626.7 6.4% Adjusted Operating Margin 20.5% 20.5% 0 bps Covance Drug Development $211.0 $164.1 28.6% Adjusted Operating Margin 14.8% 12.9% 190 bps Unallocated Corporate Expense ($75.6) ($67.3) (12.3%) Total Adjusted Operating Income $802.2 $723.5 10.9% Total Adjusted Operating Margin 17.2% 16.7% 50 bps

7 SELECT FINANCIAL METRICS(1) (DOLLARS IN MILLIONS) 2Q15 3Q15 4Q15 1Q16 2Q16 Total Depreciation $70.5 $72.2 $72.7 $75.9 $77.9 Total Amortization(2) $44.6 $44.9 $43.9 $44.3 $45.3 Total Adjusted EBITDA(3) $464.3 $460.4 $443.6 $453.1 $506.7 Total Debt to Last Twelve Months Adjusted EBITDA(3) (4) 4.0x 3.8x 3.6x 3.5x 3.3x Total Net Debt to Last Twelve Months Adjusted EBITDA(3) (4) 3.8x 3.4x 3.2x 3.1x 2.9x (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Excludes amortization of deferred financing fees (3) Adjusted EBITDA excludes restructuring and special items (4) Leverage ratios in 2015 include Covance Adjusted EBITDA from the twelve months prior to the relevant period on a pro forma basis

8 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 2Q15 3Q15 4Q15 1Q16 2Q16 Net Revenue $644 $669 $691 $703 $722 Net Orders $737 $811 $816 $830 $818 Ending Backlog $6,595 $6,653 $6,738 $6,901 $7,061 Quarter Net Book to Bill 1.15x 1.21x 1.18x 1.18x 1.13x Trailing Twelve Month Net Book-to-bill --- --- 1.23x 1.18x 1.17x

9 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 10% of total net revenue Segment Distribution LabCorp Diagnostics 69.7% Covance Drug Development 30.3% USA 80.9% Geographic Distribution Rest of World(1) 19.1% SECOND QUARTER 2016 NET REVENUE DISTRIBUTION

10 SECOND QUARTER 2016 FOREIGN EXCHANGE IMPACT TO NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,382 7.4% Foreign Exchange Impact $9 0.4% Net Revenue, Constant Currency $2,391 7.8% LabCorp Diagnostics Net Revenue, as Reported $1,660 5.4% Foreign Exchange Impact $4 0.3% Net Revenue, Constant Currency $1,664 5.7% Covance Drug Development Net Revenue, as Reported $722 12.2% Foreign Exchange Impact $5 0.7% Net Revenue, Constant Currency $727 12.9%

11 YEAR-TO-DATE 2016 FOREIGN EXCHANGE IMPACT TO PRO FORMA NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $4,676 8.1% Foreign Exchange Impact $27 0.6% Net Revenue, Constant Currency $4,703 8.7% LabCorp Diagnostics Net Revenue, as Reported $3,250 6.3% Foreign Exchange Impact $12 0.4% Net Revenue, Constant Currency $3,262 6.7% Covance Drug Development Net Revenue, as Reported $1,426 12.4% Foreign Exchange Impact $15 1.2% Net Revenue, Constant Currency $1,441 13.6% Pro forma results assume that the acquisition of Covance closed on January 1, 2015

12 2016 FINANCIAL GUIDANCE Excluding the impact of amortization, restructuring and special items, guidance for 2016 is: Prior Guidance (assumes foreign exchange rates effective as of March 31, 2016) Current Guidance (assumes foreign exchange rates effective as of June 30, 2016) Total net revenue growth: 8.5% – 10.5%(1) 9.5% – 10.5%(2) LabCorp Diagnostics net revenue growth: 4.0% – 5.5%(3) 4.5% – 5.5%(4) Covance Drug Development net revenue growth: 6.0% – 9.0%(5) 7.0% – 9.0%(6) Adjusted EPS: $8.55 – $8.95 $8.60 – $8.95 Free cash flow: $900 Million – $950 Million $900 Million – $950 Million (1) Included the impact from approximately 40 basis points of negative currency. (2) Includes the impact from approximately 50 basis points of negative currency. (3) Included the impact from approximately 20 basis points of negative currency. (4) Includes the impact from approximately 10 basis points of negative currency. (5) Included the impact from approximately 50 basis points of negative currency. (6) Includes the impact from approximately 110 basis points of negative currency.

13 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2016 2015 2016 2015 Operating Income 366.9$ 323.3$ 668.8$ 455.7$ Acquisition-related costs 4.5 2.9 7.4 116.6 Restructuring and other special charges 6.6 14.3 25.8 33.6 Consulting fees and executive transition expenses 0.4 5.9 4.5 11.6 Wind-down of minimum volume contract operations 1.1 - 2.7 - LaunchPad system implementation costs 1.9 - 3.4 - Amortization of intangibles and other assets 45.3 44.6 89.6 75.7 Adjusted operating income 426.7$ 391.0$ 802.2$ 693.2$ Adjusted EPS Diluted earnings per common share 1.91$ 1.66$ 3.46$ 1.76$ Restructuring and special items 0.10 0.14 0.28 1.58 Amortization expense 0.30 0.29 0.59 0.51 Adjusted EPS 2.31$ 2.09$ 4.33$ 3.85$ Three Months Ended June 30, Six Months Ended June 30, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

14 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2016 2015 2016 2015 Net cash provided by operating activities 343.6$ 396.7$ 466.6$ 309.8$ Less: Capital expenditures (67.0) (69.1) (138.4) (102.9) Free cash flow 276.6$ 327.6$ 328.2$ 206.9$ Free Cash Flow, Excluding Acquisition Related Charges: et cash provided by operating activities 343.6$ 396.7$ 466.6$ 309.8$ Add back: Acquisition related charges - - - 153.5 Net cash provided by operating activities, excluding acquisition related charges 343.6$ 396.7$ 466.6$ 463.3$ Less: Capital expenditures (67.0) (69.1) (138.4) (102.9) Free cash flow, excluding acquisition related charges 276.6$ 327.6$ 328.2$ 360.4$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended June 30, Six Months Ended June 30,

15 1) During the second quarter of 2016, the Company recorded net restructuring and special items of $6.6 million. The charges included $4.5 million in severance and other personnel costs along with $4.6 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $2.2 million in unused facility-related costs and $0.3 million in unused personnel costs. The Company incurred additional legal and other costs of $1.1 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $4.0 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $0.5 million in short-term equity retention arrangements relating to the acquisition of Covance and $0.4 million of accelerated equity compensation relating to the retirement of a Company executive and incurred $1.9 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). In conjunction with certain international legal entity tax structuring, the Company recorded a one-time tax liability of $1.1 million. The after tax impact of these charges decreased net earnings for the quarter ended June 30, 2016, by $10.6 million and diluted earnings per share by $0.10 ($10.6 million divided by 103.9 million shares). During the first quarter of 2016, the Company recorded net restructuring and other special charges of $19.2 million. The charges included $4.5 million in severance and other personnel costs along with $17.0 million in costs associated with facility closures and general integration initiatives. A substantial portion of these costs relate to the planned closure of duplicative data center operations. The Company reversed previously established reserves of $2.3 million in unused severance reserves primarily as the result of selling one of its minimum volume contract facilities to a third party. The Company incurred additional legal and other costs of $1.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $1.7 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.2 million in short-term equity retention arrangements relating to the acquisition of Covance and $4.1 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). In addition, the Company incurred $1.5 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the six months ended June 30, 2016, by $29.6 million and diluted earnings per share by $0.28 ($29.6 million divided by 103.7 million shares). 2) During the second quarter of 2015, the Company recorded net restructuring and special items of $14.3 million. The charges included $6.3 million in severance and other personnel costs along with $8.6 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.6 million in unused facility-related costs. The Company also recorded $5.9 million in consulting expenses (recorded in selling, general and administrative) relating to fees incurred as part of its LaunchPad business process improvement initiative as well as Covance integration costs. In addition, the Company recorded $2.9 million in short-term equity retention arrangements relating to the acquisition of Covance. The after tax impact of these charges decreased net earnings for the quarter ended June 30, 2015, by $14.1 million and diluted earnings per share by $0.14 ($14.1 million divided by 102.5 million shares). RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES

16 During the first quarter of 2015, the Company recorded net restructuring and other special charges of $19.3 million. The charges included $3.2 million in severance and other personnel costs along with $1.3 million in costs associated with facility closures and general integration initiatives. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $6.0 million of consulting expenses relating to fees incurred as part of its LaunchPad business process improvement initiative. The Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (all in SG&A in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in SG&A in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the six months ended June 30, 2015, by $154.8 million and diluted earnings per share by $1.58 ($154.8 million divided by 98.1 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended June 30, 2016 and 2015, intangible amortization was $45.3 million and $44.6 million, respectively ($30.9 million and $30.1 million net of tax, respectively) and decreased EPS by $0.30 ($30.9 million divided by 103.9 million shares) and $0.29 ($30.1 million divided by 102.5 million shares), respectively. For the six months ended June 30, 2016 and 2015, intangible amortization was $89.6 million and $75.7 million, respectively ($61.0 million and $50.4 million net of tax, respectively) and decreased EPS by $0.59 ($61.0 million divided by 103.7 million shares) and $0.51 ($50.4 million divided by 98.1 million shares), respectively. 4) During the first quarter of 2015, the Company's operating cash flows were reduced due to payment of $153.5 million in acquisition-related charges. These payments were comprised of $75.5 million in legal and advisor fees, $40.6 million in accelerated Covance employee equity awards, and $37.4 million in make-whole payments triggered by calling Covance private placement notes outstanding at the time of the transaction. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES